UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 22, 2004

THE STEPHAN CO.

(Exact name of registrant as specified in its charter)

Florida	1-4436	59-0676812
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification Number)

1850 W. McNab Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 971-0600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 22, 2004, the Company issued a press release announcing that the Special Committee of the Board of Directors has completed its work with respect to the previously withdrawn “going private” transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

99.1	The Stephan Co. press release dated September 22, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STEPHAN CO.

September 23, 2004	By:	/s/ David A. Spiegel
David A. Spiegel
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	The Stephan Co. press release dated September 22, 2004.

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